0960

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$17,000,000.00	12-21-2017	02-28-2020	511404657		AIR T100	06618	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "*****" has been omitted due to text length limitations.

Borrower: AIR T, INC.
5930 BALSOM RIDGE RD
DENVER, NC 28037

Lender: MINNESOTA BANK & TRUST
MAIN BANK EDINA
7701 FRANCE AVENUE SOUTH SUITE 110
EDINA, MN 55435-5297
(952) 841-9300

Principal Amount: $17,000,000.00 **Date of Agreement: November 8, 2019**

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE AS DESCRIBED ABOVE WITH A CURRENT PRINCIPAL BALANCE OF $15,810,141.08.

DESCRIPTION OF CHANGE IN TERMS.
LENDER AND BORROWER AGREE TO EXTEND THE MATURITY DATE ON THIS LOAN FROM 11/30/2019 TO 02/28/2020.

BORROWER AGREES TO PAY THE CURRENT INTEREST DUE AS OF 11/08/2019 IN THE AMOUNT OF $72,555.05 IN CONJUNCTION WITH THIS CHANGE IN TERMS AGREEMENT.

LENDER AND BORROWER AGREE TO THE FOLLOWING PAYMENT SCHEDULE: (2) MONTHLY INTEREST ONLY PAYMENTS BEGINNING 12/30/2019 AND DUE ON THE SAME DAY OF EACH MONTH THEREAFTER. BORROWERS FINAL PAYMENT WILL BE DUE ON 02/28/2020, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

AIR T, INC.

By: ______________________________
BRIAN C OCHOCKI, Chief Financial Officer of AIR T, INC.

LENDER:

MINNESOTA BANK & TRUST

X ______________________________
Authorized Signer